UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Capstone Turbine Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2021, Capstone Turbine Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) for the sole purpose of changing the Company’s name to Capstone Green Energy Corporation (the “Corporate Name Change”), which Corporate Name Change became effective as of 12:01 a.m. Eastern Time on April 22, 2021.  In addition, the Company amended and restated its Fourth Amended and Restated Bylaws, effective as of April 22, 2021, solely to reflect the Corporate Name Change (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Certificate of Amendment and the Amended and Restated Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Certificate of Amendment and the Amended and Restated Bylaws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2 to this Current Report and are incorporated by reference herein.

Item 7.01Regulation FD Disclosure.

In connection with the Corporate Name Change, effective at the open of trading on April 22, 2021, the Company’s shares of common stock will begin trading on the Nasdaq Capital Market under the new trading symbol “CGRN.”  No change was made to the CUSIP number for the Company’s common stock.

On April 22, 2021, the Company issued a press release announcing the Corporate Name Change and the change to its trading symbol on the Nasdaq Capital Market.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 7.01 in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Capstone Turbine Corporation.
3.2	Fifth Amended and Restated Bylaws of Capstone Green Energy Corporation.
99.1	Press Release of Capstone Green Energy Corporation, dated April 22, 2021 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: April 22, 2021	By:	/s/ Frederick S. Hencken III
Name: Frederick S. Hencken III
Title: Chief Financial Officer (Principal Financial Officer)